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                                  EXHIBIT 23



              CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 33-26816, 33-26817, 333-99229, 333-69361
and 333-69015) of Twin Disc, Incorporated of our report dated September 16, 2005 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/s/ PRICEWATERHOSECOOPERS LLP
-----------------------------
Milwaukee, Wisconsin
September 20, 2005